1Q TWENTY19 OVERVIEW PRESENTATION

Forward-Looking Statements and Non-GAAP Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategy, projected plans and objectives, and related transactions, and other projections based on macroeconomic and industry trends, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin's control. Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans" and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include: deterioration of Origin's asset quality; changes in real estate values and liquidity in Origin's primary market areas; the financial health of Origin's commercial borrowers and the success of construction projects that Origin finances; changes in the value of collateral securing Origin's loans; business and economic conditions generally and in the financial services industry, nationally and within Origin's primary market areas; Origin's ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin's ability to maintain important deposit customer relationships; volatility and direction of market interest rates, which may increase funding costs and reduce interest earning asset yields thus reducing margin; increased competition in the financial services industry, particularly from regional and national institutions; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated, including the effects of declines in housing markets; an increase in unemployment levels and slowdowns in economic growth; Origin's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of Origin's operations including changes in regulations affecting financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations being issued in accordance with this statute and potential expenses associated with complying with such regulations; Origin's ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; and the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and manmade disasters. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Origin's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and any updates to those sections set forth in Origin's subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin's underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin's behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Origin reports its results in accordance with United States generally accepted accounting principles ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business and management uses these non-GAAP measures to evaluate the Company's operating performance and believes that these non-GAAP measures provide information that is important to investors and that is useful in understanding Origin's results of operations. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation:   • Tangible common equity is defined as total stockholders' equity less series SBLF preferred stock, series D preferred stock and goodwill and other intangible assets, net • Tangible assets is defined as total assets less goodwill and other intangible assets, net • Tangible common equity to tangible assets is a ratio that is determined by dividing tangible common equity by tangible assets • Tangible book value per common share is determined by dividing tangible common equity by common shares outstanding at the end of the period 2

At Origin, we believe our culture is a differentiator across our footprint. It defines all that we do and permeates throughout our organization. We believe it allows us to attract the best bankers in our markets, and it drives our philosophy of relationship-based banking. From our mission, vision, and values to our brand promise and standards, our culture is the foundation of our success. DIRECTOR OF CULTURE STRATEGIES CULTURE DAY FOR NEW HIRES CULTURE COUNCIL PROJECT ENRICH THE BLUE PRINT DREAM MANAGER ORIGIN EXPERIENCE RETURN ON QUALITY 3

COMPANY SNAPSHOT • Origin Bank was founded in 1912 • OBNK is headquartered in Ruston, LA 9 • 42 banking centers operating across Texas, 19 5 Louisiana & Mississippi • Strong commercial focus with 38% C&I and 44% CRE lending mix across our footprint FINANCIAL HIGHLIGHTS 9 2019 Q1 DOLLARS IN MILLIONS TOTAL ASSETS $4,872 TOTAL LOANS HELD FOR INVESTMENT $3,838 TOTAL DEPOSITS $3,898 TOTAL STOCKHOLDERS' EQUITY $568 DOLLARS IN MILLIONS TANGIBLE COMMON EQUITY (1) DALLAS - FORT WORTH $536 HOUSTON Entry: 2008 Entry: 2013 Loans: $1,299 TANGIBLE COMMON EQUITY/ TANGIBLE ASSETS (1) Loans: $711 Deposits: $842 11.07% Deposits: $659 Banking Centers: 9 Banking Centers: 9 TOTAL RBC RATIO 13.10% NORTH LOUISIANA CENTRAL MISSISSIPPI Entry: 1912 Entry: 2010 Loans: $1,194 Loans: $634 Note: All financial information and other Origin Bank data as of 03/31/19. Deposits: $1,767 Deposits: $630 (1) As used in this presentation, tangible common equity and tangible Banking Centers: 19 Banking Centers: 5 common equity/tangible assets are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable 4 GAAP measures, see slide 17 of this presentation

FIRST QUARTER
2019 HIGHLIGHTS

- *Net interest income decreased by $35,000, or 0.1%, over the previous quarter*
- *Yield earned on total loans held for investment during 2019Q1 was 5.28%, up 11 basis points from the previous quarter. Cost of total deposits increased 15 basis points in the same period*
- *Net interest margin was 3.80% (FTE), representing a decrease of two basis points over the previous quarter*

(1) As used in this presentation, tangible common equity and tangible book value per common share are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slide 17 of this presentation.

FINANCIAL HIGHLIGHTS

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

	2019Q1	2018Q4	2018Q1	Linked Q Δ	YoY Δ
Balance Sheet					
Total Loans Held For Investment	$ 3,838,343	$ 3,789,105	$ 3,245,992	1.3 %	18.2%
Total Assets	4,872,201	4,821,576	4,214,899	1.0 %	15.6%
Total Deposits	3,898,248	3,783,138	3,580,738	3.0 %	8.9%
Tangible Common Equity[(1)]	535,625	516,918	373,347	3.6 %	43.5%
Book Value per Common Share	23.92	23.17	20.36	3.2 %	17.5%
Tangible Book Value Per Common Share[(1)]	22.56	21.79	19.12	3.5 %	18.0%
Income Statement					
Net Interest Income	$ 42,026	$ 42,061	$ 34,724	(0.1)%	21.0%
Provision (Benefit) for Credit Losses	1,005	1,723	(1,524)	(41.7)%	165.9%
Noninterest Income	11,604	10,588	9,800	9.6 %	18.4%
Noninterest Expense	35,381	35,023	29,857	1.0 %	18.5%
Net Income	14,155	13,178	13,407	7.4 %	5.6%
Diluted EPS	0.60	0.55	0.60	9.1 %	N/C
Dividends Declared Per Common Share	$ 0.0325	$ 0.0325	$ 0.0325	N/C	N/C

(N/C: No change)

Selected Ratios			
Net Interest Margin (FTE)	3.80%	3.82%	3.68%
Efficiency Ratio	65.97%	66.52%	67.06%
Return on Average Assets (annualized)	1.18%	1.10%	1.30%
Return on Average Equity (annualized)	10.25%	9.66%	11.82%

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BALANCE SHEET WELL- AVERAGE INTEREST EARNING ASSETS & NIM (FTE) POSITIONED FOR DOLLARS IN MILLIONS 4.00% $4,545 $4,600 ) GROWTH & PROFITABILITY $ ( S ) $4,433 T E E T $4,400 F S ( 3.90% S N A • Consistent increase in yields I $4,230 G G N R 3.82% $4,200 I on interest earning assets A 3.80% N M $4,055 R A T 3.80% E S 3.76% E • Strong growth in average loan 3.74% $4,000 T R S E $3,897 E balances T R N E I 3.70% 3.68% T T $3,800 N I E . • Trend of net interest margin N G V expanding along with average A 3.60% $3,600 balances 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 AVERAGE LOANS HFI & YIELDS DOLLARS IN MILLIONS 6.00% $3,762 $3,800 $3,650 $3,600 ) 5.50% $ $3,459 ( S N ) $3,400 A % 5.28% ( $3,284 O 5.17% L D 5.00% L E E G I $3,186 5.00% A Y 4.89% $3,200 R 4.73% E V 4.50% A $3,000 4.00% $2,800 6 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1

DIVERSIFIED & GROWING NET REVENUE DISTRIBUTION – 2019Q1 REVENUE STREAMS Service Charges & Fees: 6% Mortgage Banking Revenue: • Meaningful noninterest income 5% supplements interest-related Insurance Commission & Fee Income: 7% revenue Other: 4% • Comprehensive product suite delivered with high quality, responsive customer service Net Interest Income: 78% • Other revenue streams include insurance and mortgage products Noninterest Income 22% • Mortgage operations are focused on retail originations NET REVENUE TREND within our market footprint and servicing revenue on 22% 22% 21% 20% 22% our MSR portfolio • Insurance presence was enhanced in our North Louisiana market through 78% 78% 79% 80% 78% our RCF acquisition • We believe these products 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 provide revenue stream diversification and enhance Net Interest Income Noninterest Income 7 client relationships

ABILITY TO LEVERAGE OPERATING EFFICIENCY INFRASTRUCTURE 80.00% 4.00% • Cost-effective, centralized back office functions are performed in our North Louisiana operations center 3.00% 2.94% 2.95% 75.00% 2.88% 2.93% 3.00% • Infrastructure exists to support significant asset growth at S increasing levels of profitability T E O I S T S A A R E • Investments in systems, Y G C 70.00% 2.00% A technology, digital banking N 69.06% R E E C I and enterprise risk V F A / F management E E 67.06% I N • Opportunity to enhance ROAA 66.99% 66.52% through team lift-outs in our 65.97% footprint 65.00% 1.00% 60.00% 0.00% 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 8

OUR MARKETS AVERAGE DEPOSITS & DEPOSIT COST DOLLARS IN MILLIONS 200 bps $3,842 • DIVERSE GEOGRAPHIC $3,658 $3,458 FOOTPRINT 170 bps $3,235 $3,337 t s 140 bps o • Attractive combination of stable, low C t i 110 bps s cost markets and markets o p experiencing metropolitan growth e 80 bps D 50 bps • Expansion through organic growth and strategic M&A opportunities 20 bps 2015 2016 2017 2018 2019Q1 • TRACK RECORD OF GROWTH LA TX MS LA TX MS IN NEW MARKETS • Success in growing loans and LOANS HFI DOLLARS IN MILLIONS deposits organically in diverse, new $3,789 $3,838 markets $3,241 $3,013 $3,112 • Culture and brand are unique, enabling Origin to attract talented bankers and banking relationships across markets 2015 2016 2017 2018 2019Q1 LA TX MS 9

DIVERSIFIED COMMERCIAL LOAN COMPOSITION – 2019Q1 LOAN PORTFOLIO DOLLARS IN MILLIONS • Focus on commercial lending Other: 1% to middle market and small businesses as well as their owners and executives C&D: 13% Residential: • Commercial loans 17% Owner Occupied represented an aggregate of CRE: 11% 82% of our loan portfolio as of 03/31/19 • Loan growth potential Non-Owner C&I: 33% Occupied CRE: enhanced by diverse portfolio 20% • Commercial real estate loan concentrations remain below regulatory guidelines Mortgage Warehouse: 5% Total Ending Loans HFI at 03/31/19: $3,838 10

GROWING CORE DEPOSIT DEPOSIT COMPOSITION – 2019Q1 FRANCHISE Savings: 4% Brokered: 8% Continued success in growing • Noninterest- core deposits, especially bearing noninterest-bearing deposits demand: 25% Time deposits: 21% • Low cost of deposits driven by Interest- bearing legacy North Louisiana demand: franchise Money market: 18% 24% • Ranked 1st in deposit market share in Ruston, LA 2019Q1 Cost of Deposits: 1.11% and Monroe, LA MSAs AVERAGE NONINTEREST-BEARING DEPOSITS $1,000 30.0% • Relationship bankers $973 S T $949 I motivated to grow core S O P ) deposits 28.0% E $ D ( $900 E S N G A O $841 25.9% I • Builds and strengthens R L 26.0% E L 25.3% I client relationships and V M $800 A L N I provides stable funding for $759 A T S 24.0% O growth R 24.3% T A L F L $694 O O $700 T D 22.7% • Expansion markets 22.0% N E generating further growth in C 21.4% R E noninterest-bearing deposits P $600 20.0% 2015 2016 2017 2018 2019Q1 11

Total Loans / Total Deposits LIQUIDITY MEASURES 105% • While continuing to deliver 101.54% 99.55% strong, high-quality loan 100% growth will remain a key 97.98% priority for our markets, we are also focused on core 93.52% 95% deposit growth 92.02% 90% 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 • Stable deposit sources are primarily used to fund our loans held for investment LHFI excl. Warehouse / Total Deposits and Repos 93.66% 95% 92.45% 89.54% 90% 84.67% 83.68% 85% 80% 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 12

(1) UNDERWRITING & CREDIT NPLs / LOANS HFI CULTURE 0.83% 0.84% 0.79% 0.79% • Excellent track record of 0.74% credit quality across core commercial lending portfolio • Seasoned lenders with strong credit backgrounds and significant experience in our markets 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 • Centralized underwriting for (2) all loans NCOs / AVERAGE LOANS HFI 0.37% • Strong underwriting guidelines include global cash flow analysis and personal guarantees 0.18% 0.01% (0.05)% (0.06)% (1) NPLs do not include nonperforming loans held for sale 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 (2) Based on annualized quarterly net charge-offs 13

STRONG CAPITAL TOTAL RISK-BASED CAPITAL POSITION DOLLARS IN MILLIONS $35 $37 $47 $39 • Robust capital levels with $44 opportunity for deployment through organic growth and $529 $544 $433 strategic acquisitions $379 $423 2015 2016 2017 2018 2019Q1 Tier 1 Capital Tier 2 Capital CAPITAL RATIOS 14.0% 13.5% 12.9% 13.0% 13.1% 13.0% 12.5% 12.4% 12.1% 11.8% 11.9% 12.0% 11.0% 11.4% 11.1% 10.8% 10.8% 10.0% 9.6% 9.0% 8.9% (1) As used in this presentation, tangible common equity 8.0% to tangible assets is a non-GAAP financial measure. For 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 a reconciliation of non-GAAP financial measures to their comparable GAAP measures, see slide 17 of this presentation. (1) CET1 Total RBC TCE/TA 14

Increase scale across the franchise, and particularly in Houston Improve operational efficiency and increase profitability Focused effort to improve margin and risk-adjusted returns Grow client base and continue capturing Continue our disciplined approach to market share organic loan and deposit growth Successfully recruit experienced lenders and teams Continue to evaluate potential M&A Focus on existing and contiguous opportunities markets 15

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Reconciliation of Non-GAAP Financial Measures

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

Calculation of Tangible Common Equity:	2019Q1	2018Q4	2018Q3	2018Q2	2018Q1
Total Stockholders' Equity	$ 568,122	$ 549,779	$ 531,919	$ 519,356	$ 462,824
Less: Preferred Stock - Series SBLF	—	—	—	—	48,260
Less: Preferred Stock - Series D	—	—	—	—	16,998
Total Common Stockholders' Equity	568,122	549,779	531,919	519,356	397,566
Less: Goodwill and Other Intangible Assets, Net	32,497	32,861	33,228	24,113	24,219
Tangible Common Equity	$ 535,625	$ 516,918	$ 498,691	$ 495,243	$ 373,347
Common Shares Outstanding at the End of the Period	23,745,985	23,726,559	23,621,235	23,504,063	19,525,241
Book Value per Common Share	$ 23.92	$ 23.17	$ 22.52	$ 22.10	$ 20.36
Calculation of Tangible Assets:					
Total Assets	$ 4,872,201	$ 4,821,576	$ 4,667,564	$ 4,371,792	$ 4,214,899
Less: Goodwill and Other Intangible Assets, Net	32,497	32,861	33,228	24,113	24,219
Tangible Assets	$ 4,839,704	$ 4,788,715	$ 4,634,336	$ 4,347,679	$ 4,190,680
Tangible Common Equity to Tangible Assets	11.07%	10.79%	10.76%	11.39%	8.91%
Calculation of Tangible Book Value per Common Share:					
Common Shares Outstanding at the End of the Period	23,745,985	23,726,559	23,621,235	23,504,063	19,525,241
Tangible Book Value per Common Share	$ 22.56	$ 21.79	$ 21.11	$ 21.07	$ 19.12

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